EXHIBIT 24


                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                            /s/ George S. Abrams
                                            ------------------------------------
                                                George S. Abrams

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.





                                            /s/ David R. Andelman
                                            ------------------------------------
                                                David R. Andelman

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                            /s/ Joseph A. Califano, Jr.
                                            ------------------------------------
                                                Joseph A. Califano, Jr.

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                            /s/ William S. Cohen
                                            ------------------------------------
                                                William S. Cohen

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                            /s/ Philippe P. Dauman
                                            ------------------------------------
                                                Philippe P. Dauman

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                            /s/ Alan C. Greenberg
                                            ------------------------------------
                                                Alan C. Greenberg

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                            /s/ Jan Leschly
                                            ------------------------------------
                                                Jan Leschly

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                            /s/ Charles E. Phillips, Jr.
                                            ------------------------------------
                                                Charles E. Phillips, Jr.

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                             /s/ Shari Redstone
                                            ------------------------------------
                                                 Shari Redstone

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                            /s/ Frederic V. Salerno
                                            ------------------------------------
                                                Frederic V. Salerno

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                            /s/ William Schwartz
                                            ------------------------------------
                                                William Schwartz

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                            /s/ Patty Stonesifer
                                            ------------------------------------
                                                Patty Stonesifer

                                   VIACOM INC.

                                Power of Attorney



    KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., hereby constitutes and appoints Michael D. Fricklas and Mark C. Morril, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement on Form S-8, to be filed with the Securities and Exchange Commission, to register 139,990,000 shares of Class B Common Stock, par value $.01 per share, of Viacom Inc., available for issuance under the Viacom Inc. 2004 Long-Term Management Incentive Plan, and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I have hereunto signed my name this 15th day of April, 2005.




                                            /s/ Robert Walter
                                            ------------------------------------
                                                Robert Walter